UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2018

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 River Street

Hoboken, New Jersey 07030

(Address of principal executive offices including zip code)

(201) 610-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2018, Newell Brands Inc. (the “Company”) issued a press release to report the Company’s earnings for the fiscal quarter ended September 30, 2018 (the “Third Quarter 2018 Earnings Release”). On November 7, 2018, subsequent to the issuance of the Third Quarter 2018 Earnings Release, the Company announced its entry into definitive agreements to sell its Pure Fishing and Jostens businesses (the “Divestitures”).    Therefore, the impact of the final transaction structures of the Divestitures will be reported in the quarterly report on Form 10-Q for the third quarter of 2018 (the “Third Quarter 2018 Form 10-Q”).    Additionally, the Company is presenting updates to some of the results reported in the Third Quarter Earnings Release to reflect revisions to the impairment charge related to the carrying value of discontinued operations and a revision of the classification of deferred income taxes from discontinued operations to continuing operations. These adjustments do not impact the Non-GAAP results, as presented in the Third Quarter 2018 Earnings Release as well as net cash provided by operating activities.

For ease of reference, the Company has included, in the attached Exhibit 99.1, a comparison of the results for three months and nine months ended September 30, 2018 presented in the Third Quarter 2018 Earnings Release and the revised results it expects to present in the Third Quarter 2018 Form 10-Q.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Illustrative (Unaudited) Condensed Consolidated Statements of Operations, Consolidated Balance Sheets and Consolidated Statements of Cash Flows.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: November 9, 2018	By:	/s/ Ralph J. Nicoletti
Ralph J. Nicoletti
Executive Vice President, Chief Financial Officer

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